Exhibit 10.6

FORM OF AMENDMENT TO EMPLOYMENT AGREEMENT
THIS AMENDMENT No. __(the “Amendment”) to the _____________ (the “Agreement”), _____________________, by and among Aleris International, Inc., a Delaware corporation (together with its successors and assigns, the “Company”), for purposes of Section 1 only, Aleris Corporation, a Delaware corporation f/k/a Aleris Holding Company (together with its successors and assigns, the “Parent”), and __________ (the “Executive”).
WHEREAS, on ______, the Board of Directors of Parent authorized and approved an amendment to the Aleris Holding Company (n/k/a Aleris Corporation) 2010 Equity Incentive Plan (the “Plan”), that, among other things, changed the definitions of the terms “Initial Investors” and “Initial Investors and their affiliates” as used in the Plan (and in all equity awards theretofor and thereafter granted to the Executive under the Plan without any further action on the part of Executive), including, without limitation, as applied to the “Change of Control” definition under the Plan, so that such terms are understood to include only Oaktree Capital Management, L.P. and its affiliates and to exclude Apollo Management VII, L.P. and its affiliates (the “Plan Amendment”);
WHEREAS, the parties desire to amend the Agreement to acknowledge the Plan Amendment as it applies to the Executive as set forth herein; and
NOW, THEREFORE, for good and valuable consideration, the Executive and the Company agree as follows:

1.	Amendments. Section ____ is hereby added to the Agreement as follows:

____    Definition of Initial Investors. The terms “Initial Investors” and “Initial Investors and their affiliates” as used in the Plan and in all equity awards heretofore and hereafter granted to Executive under the Plan, including, without limitation, as applied to the “Change of Control” definition under the Plan and as used in this Agreement, is hereby modified, without any further action required by any party, so that such terms are understood to include only Oaktree Capital Management, L.P. and its Affiliates and to exclude Apollo Management VII, L.P. and its Affiliates.

2.	Other. Except as amended hereby, the Agreement shall remain in full force and effect.

[Signature Pages Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

EXECUTIVE

ALERIS INTERNATIONAL, INC.

By:

ACCEPTED AND AGREED as to Section 1 only as of the date first written above.

ALERIS CORPORATION

By:

[Signature Page to the Amendment to Employment Agreement]